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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 29, 1997
                                                 ---------------


                             NEOTHERAPEUTICS, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                        0-28782                  93-0979187
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


              157 Technology Drive, Irvine, California      92618
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              (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code (714) 788-6700
                                                   --------------


                                 Not Applicable
  ----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


                            Exhibit Index on Page 3

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ITEM 5.  OTHER EVENTS

        On July 29, 1997, NeoTherapeutics, Inc. (the "Company") issued a Press Release which reports additional interim results of the Canadian Phase I/II trial of the Company's AIT-082 compound in Alzheimer's disease patients. A copy of the Press Release is filed with this Report as Exhibit 99.1.


ITEM 7.  EXHIBITS

        Exhibits:
        ---------

        99.1    Press Release dated July 29, 1997.


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NEOTHERAPEUTICS, INC.


Date: July 29, 1997                     By:   /s/  SAMUEL GULKO
                                           ------------------------------------
                                           Samuel Gulko
                                           Chief Financial Officer



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                                 EXHIBIT INDEX


Exhibits                Description
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
  99.1         Press Release dated July 29, 1997.




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